Cost of Services	12 Months Ended
Dec. 31, 2023
Cost of Services [Abstract]
COST OF SERVICES
24	COST OF SERVICES

	December 31, 2021	December 31, 2022	December 31, 2023
	RM	RM	RM	USD
Consultant fee	9,982,074	1,884,806	11,075,069	2,413,237
IT expenses	204,903	5,724,360	1,098,800	239,426
Subscription fee	94,141	14,125	140,982	30,720
Referral fee	-	-	2,534,502	552,263
Others	18,933	32,598	534,664	116,503
Total	10,300,051	7,655,889	15,384,017	3,352,149

The “consultant fee” refers to the Group’s costs incurred from assisting its clients, in engaging all the relevant professionals required during the listing process, including but not limited to legal counsel, auditors, finance consultants, US capital markets consultant, which such consultant fee payment shall be included and be treated as part of our consultation services for its clients during the IPO’s process.